Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions

15. RELATED PARTY TRANSACTIONS

In 2022, the Group provided interest-free loans in aggregate principal amount of RMB1 million (equivalent to US$145,370) to Guangzhou Yuanshiji Software Technology Co., Ltd. (“Guangzhou Yuanshiji”), an investee of the Group. As of December 31, 2022, the loans were fully repaid by Guangzhou Yuanshiji.

On November 26, 2021, the Group entered into an agreement with Fuzhou Dianjin Huyu Internet Technology Co., Ltd. (“Fuzhou Dianjin”), an investee of the Group, to authorize Fuzhou Dianjin for the use of the Group’s game art design resources for characters and scenes in the mobile game developed by Fuzhou Dianjin for a certain period. In connection with such authorization, the Group received relevant payment in advance from Fuzhou Dianjin of RMB5 million (equivalent to US$709,789) as of December 31, 2022.